                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               February 6, 2003







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)

       Delaware                             1-12084                              34-1559357
(State of incorporation)            (Commission File Number)            (IRS Employer identification No.)

     300 Madison Avenue
        Toledo, Ohio                                                    43604
(Address of principal executive offices)                                (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







                                   Page 1 of 2
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ITEM 5. OTHER EVENTS

        On February 6, 2003 Libbey Inc. (the "Company") through a press release announced diluted earnings per share for the fourth quarter ended December 31, 2002. The Company's 2002 earnings press release is attached on Exhibit 99 hereto.



        (c)    EXHIBITS

        Exhibit
           No.                              Description
           ---                              -----------
           99         Text of press release dated February 6, 2003.




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            LIBBEY INC.
                                            Registrant





Date:  February 7, 2003            By:   /s/ Kenneth G. Wilkes
     ------------------------         -------------------------------------
                                         Kenneth G. Wilkes
                                         Vice President, Chief Financial Officer
                                         and Head, International Operations
                                         (Principal Accounting Officer)








                                   Page 2 of 2
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                                  EXHIBIT INDEX

       Exhibit No.                           Description                           Page No.
       -----------                           -----------                           --------
           99              Text of press release dated February 6, 2003              E-1